EXECUTION COPY

INCREMENTAL AMENDMENT

Dated as of May 29, 2008
among

WRIGHT EXPRESS CORPORATION,
as the Borrower,

BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender
and
L/C Issuer,

The Incremental Lenders Party Hereto,

BANC OF AMERICA SECURITIES LLC
and
SUNTRUST ROBINSON HUMPHREY, A DIVISION OF SUNTRUST CAPITAL MARKETS, INC.,
as
Joint Lead Arrangers and Joint Book Managers

and
SUNTRUST BANK, INC.,
as
Syndication Agent

INCREMENTAL AMENDMENT

This Incremental Amendment, dated as of May 29, 2008 (this “Incremental Amendment”), is delivered pursuant to Section 2.14(b) of the Credit Agreement, dated as of May 22, 2007 (as amended from time to time, the “Credit Agreement”), among WRIGHT EXPRESS CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in its capacity as administrative agent, the “Administrative Agent”). Capitalized terms not defined herein shall have the meanings given to such terms in the Credit Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the lenders set forth on Exhibit A (each, an “Incremental Lender”) hereby agrees, as of May 29, 2008 (the “Increase Effective Date”), to increase its Commitment from the amount set forth next to its name on Exhibit A under the heading “Existing Commitment” to the amount set forth next to its name on Exhibit A under the heading “New Commitment”. Each of the undersigned each hereby represents and warrants that it is legally authorized to enter into this Incremental Amendment.

Following the execution of this Incremental Amendment by the undersigned, this Incremental Amendment will be delivered to the Administrative Agent for acceptance and for recording by the Administrative Agent in the Register effective as of the Increase Effective Date (which date shall not, unless otherwise agreed to by the Administrative Agent, be earlier than one Business Day after the date of such acceptance and recording by the Administrative Agent and shall in no event be earlier than the date the information contained herein is recorded in the Register).

Immediately following the execution and delivery of this Incremental Amendment by the undersigned and satisfaction of each of the conditions precedent set forth in Section 2.14(e) of the Credit Agreement, (i) the Credit Agreement shall be amended to delete Schedule 2.01 in its entirety and replace it with Schedule 2.01 attached hereto and (ii) the Commitments under the Credit Agreement will be as set forth on Schedule 2.01 attached hereto.

This Incremental Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Incremental Amendment shall be governed by and construed in accordance with the laws of the State of New York. Delivery of an executed counterpart of a signature page of this Incremental Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Incremental Amendment. This Incremental Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Incremental Amendment by signing any such counterpart.

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IN WITNESS WHEREOF, the undersigned have caused this Incremental Amendment to be duly executed as of this 29th day of May, 2008.

WRIGHT EXPRESS CORPORATION

By: /s/ Melissa D. Smith
Name: Melissa D. Smith
Title: CFO

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Jane A. Parker
Name: Jane A. Parker
Title: Senior Vice President
BANK OF AMERICA, N.A., as a Lender

By: /s/ Jane A. Parker
Name: Jane A. Parker
Title: Senior Vice President

SUNTRUST BANK, as a Lender

By: /s/ Brian Peters
Name: Brian Peters
Title: Managing Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Neil C. Buitenhuye
Name: Neil C. Buitenhuye
Title: Senior Vice President
BMO CAPITAL MARKETS FINANCING, INC., as a Lender

By: /s/ Thomas J. Wilson
Name: Thomas J. Wilson
Title: Vice President

TD BANKNORTH, N.A., as a Lender

By: /s/ Charles A. Walker
Name: Charles A. Walker, SVP
Title: Senior Vice President
WELLS FARGO BANK, N.A., as a Lender

By: /s/ David M. Crane
Name: David M. Crane
Title: Vice President

MERRILL LYNCH BANK USA, as a Lender

By: /s/ Louis Alder
Name: Louis Alder
Title: First Vice President

EXHIBIT A

COMMITMENTS OF INCREASING LENDERS

Lender	Existing Commitment	Existing Percentage	New Commitment	New Percentage
BANK OF AMERICA, N.A.	$70,000,000	20.00000000%	98,000,000	21.77777778%

SUNTRUST BANK	$50,000,000	14.28571429%	65,000,000	14.44444444%

KEYBANK NATIONAL ASSOCIATION	$50,000,000	14.28571429%	60,000,000	13.33333333%

BMO CAPITAL MARKETS FINANCING, INC.	$40,000,000	11.42857143%	52,000,000	11.55555556%

TD BANKNORTH, N.A.	$40,000,000	11.42857143%	50,000,000	11.11111111%

WELLS FARGO BANK, N.A.	$30,000,000	8.571428571%	$50,000,000	11.11111111%

BANK OF TOKYO –MITSUBISHI UFJ TRUST COMPANY	$30,000,000	8.571428571%	$30,000,000	6.66666667%

WACHOVIA BANK, NATIONAL ASSOCIATION	$25,000,000	7.142857143%	$25,000,000	5.55555556%

MERRILL LYNCH BANK USA	$15,000,000	4.285714286%	$20,000,000	4.44444444%

Total Commitments:	$350,000,000.00	100.00%	$450,000,000.00	100.00%

SCHEDULE 2.01

Lender	Commitment	Percentage
BANK OF AMERICA, N.A.	98,000,000	21.77777778%

SUNTRUST BANK	65,000,000	14.44444444%

KEYBANK NATIONAL ASSOCIATION	60,000,000	13.33333333%

BMO CAPITAL MARKETS FINANCING, INC.	52,000,000	11.55555556%

TD BANKNORTH, N.A.	50,000,000	11.11111111%

WELLS FARGO BANK, N.A.	$50,000,000	11.11111111%

BANK OF TOKYO –MITSUBISHI UFJ TRUST COMPANY	$30,000,000	6.66666667%

WACHOVIA BANK, NATIONAL ASSOCIATION	$25,000,000	5.55555556%

MERRILL LYNCH BANK USA	$20,000,000	4.44444444%

Total Commitments:	$450,000,000.00	100.00%